POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ RICHARD AURELIO
                                                  ---------------------------
                                                  Richard Aurelio

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ JAMES A. CARRIGG
                                                  ---------------------------
                                                  James A. Carrigg

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ ALISON CASARETT
                                                  ---------------------------
                                                  Alison Casarett

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 25th day of November, 1998.


                                               By /s/ JOSEPH J. CASTIGLIA
                                                  ---------------------------
                                                  Joseph J. Castiglia

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ LOIS B. DEFLEUR
                                                  ---------------------------
                                                  Lois B. DeFleur

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ EVERETT A. GILMOUR
                                                  ---------------------------
                                                  Everett A. Gilmour

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ PAUL L. GIOIA
                                                  ---------------------------
                                                  Paul L. Gioia

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ JOHN M. Keeler
                                                  ---------------------------
                                                  John M. Keeler

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ BEN E. LYNCH
                                                  ---------------------------
                                                  Ben E. Lynch

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ ALTON G. MARSHALL
                                                  ---------------------------
                                                  Alton G. Marshall

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ WALTER G. RICH
                                                  ---------------------------
                                                  Walter G. Rich

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of not to exceed 1,000,000 shares of Common Stock ($.01 Par Value) through the Corporation's Restricted Stock Plan, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file such Registration Statement, any and all amendments thereto, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set their hand this 13th day of November, 1998.


                                               By /s/ WESLEY W. VON SCHACK
                                                  ---------------------------
                                                  Wesley W. von Schack